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                                                                   EXHIBIT 10.18

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT (this "AGREEMENT") is dated as of October 22, 2004 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("COMPANY"), each of THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF, each of THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF and each ADDITIONAL SUBSIDIARY GUARANTOR AND BORROWER that may become a party hereto after the date hereof in accordance with Section 22 hereof (each an "ADDITIONAL GRANTOR" and collectively "ADDITIONAL GRANTORS"; Borrowers and Subsidiary Guarantors, including any Additional Grantors, are sometimes collectively referred to herein as "GRANTORS" and individually as a "GRANTOR"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as collateral agent for and representative of Lenders from time to time party to the Credit Agreement (in such capacity, "SECURED PARTY"). Terms defined in the Credit Agreement and not otherwise defined herein are being used herein as therein defined.

                                    RECITALS

            WHEREAS, on September 29, 2004, each Borrower filed a voluntary petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of Michigan (the "BANKRUPTCY COURT"), and each Borrower continues to operate its businesses and manage its properties as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

            WHEREAS, Secured Party, as Collateral Agent and Co-Agent, The Bank of Nova Scotia ("SCOTIA CAPITAL"), as Administrative Agent, and Lenders are entering into that certain Debtor-in-Possession Credit Agreement dated as of even date herewith with Borrowers (said Debtor-in-Possession Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"), pursuant to which, inter alia, Lenders have agreed to provide, subject to the terms and conditions contained in the Credit Agreement, a debtor-in-possession revolving credit facility for the Borrowers to fund working capital and general corporate purposes and to make certain other payments during the Chapter 11 Cases;

            WHEREAS, Subsidiary Guarantors have entered into that certain Subsidiary Guaranty dated as of even date herewith (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which each Subsidiary Guarantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement;

            WHEREAS, it is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement;

            NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to enter into the Credit Agreement and make loans and other extensions of credit

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thereunder from time to time and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1. GRANT OF SECURITY.

            In addition to, and not in lieu of, any security interests for the benefit of Lenders effected pursuant to the Interim Borrowing Order or the Final Borrowing Order, as applicable, each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to all assets (including all real, personal and mixed property) of each of the Grantors (or, in the case of Borrowers, all assets of the estates of each of such Grantors), including, without limitation, the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of New York (the "UCC"), including all Assigned Agreements and the following (the "COLLATERAL"):

            (a) all Accounts;

            (b) all Chattel Paper;

            (c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

            (d) all Documents;

            (e) all General Intangibles, including all intellectual property, Payment Intangibles and Software;

            (f) all Goods, including Inventory, Equipment and Fixtures;

            (g) all Instruments;

            (h) all Investment Property;

            (i) all Letter of Credit Rights and other Supporting Obligations;

            (j) all Records;

            (k) all Commercial Tort Claims, including those set forth on
Schedule 1 annexed hereto; and

            (l) all Proceeds and Accessions with respect to any of the foregoing Collateral.

            Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the

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description of the Collateral set forth above be construed to include the broadest possible range of assets.

            Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) any of such Grantor's rights or interests in or under any license, contract, permit, Instrument, Security or franchise to which such Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

            In the event that any asset of a Grantor is excluded from the Collateral by virtue of the foregoing paragraph, such Grantor agrees to use all reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

            Notwithstanding the foregoing, the Collateral (i) shall include Equity Interests issued by a Foreign Subsidiary only to the extent that creation of a security interest by a Grantor in such Equity Interests could not reasonably be expected to result in material adverse Tax consequences to Company, it being acknowledged and agreed that the creation of a security interest in Equity Interests comprising up to but not exceeding 65% of the voting power of all classes of the Equity Interests of such Foreign Subsidiary entitled to vote will not result in such adverse Tax consequences; provided, that, to the extent a Grantor has previously pledged 65% of the Equity Interests of such Foreign Subsidiary to The Bank of Nova Scotia, as Collateral Agent, under that certain First Amended and Restated Borrower Pledge and Security Agreement dated as of January 8, 2004 or that certain Subsidiary Pledge and Security Agreement dated as of January 8, 2004 (together, the "Prepetition Security Agreements"), the Collateral shall only include such Equity Interests so pledged and (ii) shall not include any rights, recoveries or proceeds related to Chapter 5 of the Bankruptcy Code with the exception of Section 549 thereof.

SECTION 2. SECURITY FOR OBLIGATIONS.

            This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), of all Secured Obligations of each Grantor. "SECURED OBLIGATIONS" means:

            (i) with respect to Borrowers, all obligations and liabilities of every nature of Borrowers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents; and

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            (ii) with respect to each Subsidiary Guarantor, and each Additional
      Grantor all obligations and liabilities of every nature of such Subsidiary Guarantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

            in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to such Subsidiary Guarantor, would accrue on such obligations, whether or not a claim is allowed against such Subsidiary Guarantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Revolving Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement. Nothing in this Agreement is intended to be nor shall it be construed to be a provision of collateral security for any obligation of the Grantors that arose prior to the date of the Interim Borrowing Order.

SECTION 3. GRANTORS REMAIN LIABLE.

            Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, licenses and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

            Each Grantor represents and warrants as follows:

            (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement, such Grantor owns the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.

            (b) PERFECTION. The security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. If the Grantor is a Subsidiary Guarantor, upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities

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Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Secured Party (and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank,
(iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office, (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v) in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, the security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders will constitute perfected security interests therein (except to the extent that recordation of the Lien is required under the laws of any foreign country or any subdivisions thereof with respect to the Copyrights, Trademarks and Patents) prior to all other Liens, and all filings and other actions necessary or desirable to perfect and protect such security interests have been, or promptly after the Closing Date will be, duly made or taken. If Grantor is a Borrower, upon entry of the Interim Borrowing Order or Final Borrowing Order, the security interests in the Collateral granted to Secured Party for the benefit of Lenders hereunder will constitute security interests therein prior to all other Liens other than Liens permitted under the Credit Agreement to the extent such Liens are permitted to be senior in priority to the Liens in favor of the Lenders.

            (c) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION; LOCATIONS OF EQUIPMENT AND INVENTORY. Such Grantor's name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto. All of the Equipment and Inventory is located at the places set forth on Schedule 4 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor.

            (d) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the six month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.

            (e) DELIVERY OF CERTAIN COLLATERAL. All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral have been or, when required pursuant to this Agreement, will have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

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            (f) SECURITIES COLLATERAL. All of the Pledged Subsidiary Equity set
forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; all of the Pledged Subsidiary Debt set forth on Schedule 7 annexed hereto has been duly authorized, authenticated or issued, and delivered and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 6 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and
Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

            (g) INTELLECTUAL PROPERTY COLLATERAL. A true and complete list of all Trademark Registrations and applications for any Trademark owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable.

            (h) DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, COMMODITY ACCOUNTS.
Schedule 11 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.

            (i) CHATTEL PAPER. Such Grantor has no interest in any Chattel Paper, except as described in Schedule 12 annexed hereto.

            (j) LETTER-OF-CREDIT RIGHTS. Such Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 13 annexed hereto.

            (k) DOCUMENTS. No negotiable Documents are outstanding with respect to any of the Inventory, except as set forth on Schedule 14 annexed hereto.

            (l) ASSIGNED AGREEMENTS. Each Assigned Agreement is in full force and effect and is enforceable against the parties thereto in accordance with its terms.

            (m) MOTOR VEHICLES. Such Grantor owns no motor vehicles, except as set forth on Schedule 15 annexed hereto, which lists each motor vehicle by model, model year, jurisdiction of registration and vehicle identification number.

            The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Sections 5(b)-

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(c) hereof, such representations and warranties are made as of the date of such supplement or notice.

SECTION 5. FURTHER ASSURANCES.

            (a) GENERALLY. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper and at the request of Secured Party, mark conspicuously each item of Chattel Paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to Secured Party all promissory notes and other Instruments and, at the request of Secured Party, all original counterparts of Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party,
(iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor, (C) deliver such documents, instruments, notices, records and consents, in each case, as may be necessary or desirable and as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon reasonable notice and during normal business hours, provided the same shall not materially interfere with the operations of the relevant guarantor, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and (ix) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers "all assets" or "all personal property" of such Grantor) without the signature of any Grantor.

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            (b) SECURITIES COLLATERAL. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Secured Party and (ii) it will, upon obtaining any additional Equity Interests or Indebtedness, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

            (c) INTELLECTUAL PROPERTY COLLATERAL. At least quarterly, within 15 days after the end of each calendar quarter, each Grantor shall promptly notify Secured Party of any rights to Intellectual Property Collateral acquired by such Grantor after the date hereof. Promptly after the filing of an application for any Trademark Registration, Patent or Copyright Registration, each Grantor shall execute and deliver to Secured Party an IP Supplement, and submit a Grant for recordation with respect thereto in the applicable IP Filing Office; provided, the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Upon delivery to Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement. Upon each such acquisition, the representations and warranties contained in Section 4 (g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered.

            (d) COMMERCIAL TORT CLAIMS. Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims, such Grantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

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SECTION 6. CERTAIN COVENANTS OF GRANTORS.

            Each Grantor shall:

            (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

            (b) give Secured Party at least 30 days' notice of (i) any change in such Grantor's name, identity or corporate structure, (ii) any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or (iii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

            (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

            (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

            (e) keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto; and

            (f) permit representatives of Secured Party upon reasonable notice and during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

            (g) after the date hereof, give Secured Party prompt notice with sufficient regularity of any claim or cause of action of any Grantor arising in tort and not otherwise identified on Schedule 1 hereto.

SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.

            Each Grantor shall:

            (a) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory in possession or control of any such agent or processor, exceeds $500,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

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            (b) if any Inventory is located on premises leased by such Grantor, deliver to Secured Party a fully executed Collateral Access Agreement;

            (c) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such document to Secured Party;

            (d) promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

            (e) keep correct and accurate records of Inventory owned by such Grantor itemizing and describing the kind, type and quantity of such Inventor, such Grantor's cost therefore and (where applicable) the current list prices for such Inventory; and

            (f) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

SECTION 8. SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS.

            (a) Each Grantor shall, for not less than one year from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

            (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (I) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18 hereof, and (II) such Grantor shall not,

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without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9. SPECIAL COVENANTS WITH RESPECT TO THE SECURITIES COLLATERAL.

            (a) FORM OF SECURITIES COLLATERAL. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral in its possession or control for certificates or instruments of smaller or larger denominations. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to Secured Party as provided in this Section 9(a).

            (b) COVENANTS. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Subsidiary Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Subsidiary Equity is a Foreign Subsidiary, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Subsidiary Equity not to issue Equity Interests in addition to or in substitution for the Pledged Subsidiary Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b); (iv) immediately upon issuance of any and all Instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with
Section 5; (v) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; (vi) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect and (C) enforce all such agreements in accordance with their terms; and (vii), at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Securities Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

            (c) VOTING AND DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral to the extent permitted under the Credit Agreement; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by such Grantor, be received for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements).

            Upon the occurrence and during the continuation of an Event of Default, (x) all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

            In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of shareholders or other holders of Equity Interests, calling special meetings of shareholders or other holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full in cash of all of the Secured Obligations and the termination of all Revolving Commitments of the Lenders under the Credit Agreement and the satisfactory cash collateralization (as determined by Secured Party) of all Revolving Letters of Credit and other letters of credit issued or maintained in connection therewith.

SECTION 10. SPECIAL COVENANTS WITH RESPECT TO THE INTELLECTUAL PROPERTY
            COLLATERAL.

            (a) Each Grantor shall:

                  (i) use reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                  (ii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                  (iii) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral; and

                  (iv) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

            (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuation of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon the occurrence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18 hereof and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

            (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral.

            (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

            (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11. SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED AGREEMENTS.

            (a) Each Grantor shall at its expense:

                  (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the

            Assigned Agreements in accordance with such Grantor's customary business practice, and

                  (ii) after the occurrence and continuation of an Event of
            Default and upon the request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

            (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall, without prior Bankruptcy Court approval:

                  (i) cancel or terminate any of the Assigned Agreements or
            consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Assigned
            Agreements;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

                  (v) take any other action in connection with the Assigned
            Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

SECTION 12. SPECIAL PROVISIONS WITH RESPECT TO THE COLLATERAL ACCOUNTS.

            Secured Party is hereby authorized to establish and maintain at its offices restricted deposit accounts and restricted securities accounts which shall be in the names of Grantors and under the sole dominion and control of Secured Party (the "COLLATERAL Accounts"). Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver account control agreements in form and substance satisfactory to Secured Party and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby in such accounts or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any such accounts.

SECTION 13. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

            Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to the Credit Agreement;

            (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and
(b) above;

            (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

            (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

            (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

            (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 14. SECURED PARTY MAY PERFORM.

            If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of (but shall not be obligated to perform or cause the performance of), such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 19(b) hereof.

SECTION 15. STANDARD OF CARE.

            The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 16. REMEDIES.

            (a) GENERALLY. If any Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral or exercise any and all voting rights in connection therewith pursuant to Section 9 hereof or otherwise. Secured Party or any Lender (subject to the terms of the Credit Agreement) may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender in its individual capacity unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

            (b) Securities Collateral.

                  (i) Each Grantor recognizes that, by reason of certain
            prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

                  (iii) Without limiting the generality of subsections 10.2 and
            10.3 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party, and each Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

            (c) COLLATERAL ACCOUNTS. If an Event of Default has occurred and is continuing, Company shall, as and when required under the Credit Agreement, pay to Secured Party all amounts provided for in Section 8 thereof (including, without limitation, any amounts to be held in a collateral account as cash collateral for undrawn Revolving Letters of Credit).

            (d) REMEDIES WITH RESPECT TO BORROWERS. Furthermore, upon the occurrence and during the continuance of any Event of Default, Secured Party may revoke Borrowers' rights to use cash collateral in which Secured Party has an interest; provided that, any other provision of this Agreement or any other Loan Document to the contrary notwithstanding, with respect to the foregoing, Secured Party shall give Credit Parties and counsel to any official committees in respect of the Chapter 11 Cases and the office of the United States Trustee five Business Days prior written notice (which notice shall be delivered by facsimile or overnight courier) of the exercise of its rights and remedies with respect to the Collateral and file a copy of such notice with the clerk of the Bankruptcy Court. Neither Secured Party nor Lenders shall have any obligation of any kind to make a motion or application to the Bankruptcy Court to exercise their rights and remedies set forth or referred to in this Agreement or in the other Loan Documents. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and not alternative. Borrowers waive (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties or other property at any time held by Secured Party or Lenders on which Loan Parties may in any way be liable and hereby ratify and confirm whatever Secured Party and Lenders may lawfully do in this regard, (ii) subject to the notice provisions of the preceding paragraph, all rights to notice and hearing prior to Secured Party's taking possession or control of, or to Secured Party's or Lenders' reply, attachment or levy upon, the Collateral, or any bond or security which might be required by any court prior to allowing Secured Party or Lenders to exercise any of their remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrowers acknowledge they have been advised by counsel of their choice with respect to the effect of the foregoing waivers and this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.

SECTION 17. ADDITIONAL REMEDIES FOR INTELLECTUAL PROPERTY COLLATERAL.

            (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 19 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

            (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens permitted under subsection 7.2A of the Credit Agreement.

SECTION 18. APPLICATION OF PROCEEDS.

            Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsections 2.4A and 2.4C of the Credit Agreement.

SECTION 19. INDEMNITY AND EXPENSES.

            (a) Grantors jointly and severally agree to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

            (c) The obligations of Grantors in this Section 19 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Credit Agreement and the other Loan Documents, and (ii) as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 20. CONTINUING SECURITY INTEREST; TRANSFER OF REVOLVING LOANS;
            TERMINATION AND RELEASE.

            (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Secured Obligations, the cancellation or termination of the Revolving Commitments and the cancellation or expiration of all outstanding Revolving Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Revolving Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.

            (b) Upon the payment in full in cash of all Secured Obligations, the cancellation or termination of the Revolving Commitments and the cancellation or expiration of all outstanding Revolving Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination

Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate and so long as no Event of Default has occurred and is continuing or would result from the proposed disposition of the Collateral and so long as the Proceeds from such disposition are applied in accordance with the Loan Documents, Secured Party shall, at Grantor's expense, so long as Secured Party has no reason to believe that the Officer's Certificate delivered by such Grantor with respect to such sale is not true, correct and complete, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

SECTION 21. SECURED PARTY AS AGENT.

            (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 16 hereof in accordance with the instructions of Requisite Lenders.

            (b) Secured Party hereunder shall at all times be the same Person that is Collateral Agent under the Credit Agreement. Written notice of resignation by Collateral Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsection 9.6 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 22. ADDITIONAL GRANTORS.

            In accordance at all times with subsections 6.8A and 6.8D of the Credit Agreement, any Subsidiary of Company which is not a party hereto may become a party hereto as a Subsidiary Guarantor or as a Borrower, respectively, by executing a Counterpart substantially in the form of Exhibit VI annexed hereto, whereupon such Subsidiary shall become (i) in the case of a Subsidiary which is not a party hereto and is the subject of subsection 6.8A of the Credit Agreement, a Grantor with the obligations and liabilities of a Subsidiary Guarantor hereunder, and (ii) in the case of a Subsidiary which becomes a Borrower under the Credit Agreement pursuant to subsection 6.8D thereof or otherwise, a Grantor with the obligations and liabilities of a Borrower hereunder. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 23. AMENDMENTS; ETC.

            No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 22 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 24. NOTICES.

            Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto. Electronic mail and Internet and intranet websites may be used to distribute routine communications; provided, however, that no signature with respect to any notice, request, agreement, waiver, amendment or other document or any notice that is intended to have binding effect may be sent by electronic mail.

SECTION 25. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

            No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 26. SEVERABILITY.

            In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 27. HEADINGS.

            Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 28. GOVERNING LAW; RULES OF CONSTRUCTION.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the NY UCC are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. To the extent (if at all) any provision of this Agreement is inconsistent and conflicts with any particular provision of the Credit Agreement in any particular circumstance, the parties hereto agree that such provision of the Credit Agreement shall prevail in such circumstance.

SECTION 29. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE BROUGHT IN THE BANKRUPTCY COURT; PROVIDED, THAT UPON DISMISSAL OF THE CHAPTER 11 CASES OR SHOULD THE BANKRUPTCY COURT DECLINE JURISDICTION OVER THIS AGREEMENT, THE CREDIT AGREEMENT, CHAPTER 11 CASES OR THE TRANSACTIONS CONTEMPLATED THEREBY, SUCH PROCEEDINGS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
SECTION 24; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT, SUBJECT TO THE BANKRUPTCY COURT SEEKING EXCLUSIVE JURISDICTION HEREUNDER, SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT, SUBJECT TO THE BANKRUPTCY COURT SEEKING EXCLUSIVE JURISDICTION HEREUNDER, THE PROVISIONS OF THIS SECTION 29 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 30. WAIVER OF JURY TRIAL.

            GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES

HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 31. COUNTERPARTS.

            This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 32. DEFINITIONS.

            (a) Each capitalized term utilized in this Agreement that is defined in this Agreement shall have the meaning ascribed to such term in this Agreement. Except as otherwise provided in Section 1 hereof with respect to the categories of Collateral listed in Section 1 hereof, each capitalized term utilized in this Agreement that is not defined in this Agreement, but that is defined in the Credit Agreement, shall have the meaning ascribed to such term in the Credit Agreement. Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

            (b) In addition, the following terms used in this Agreement shall have the following meanings:

      "ADDITIONAL GRANTOR" means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

      "ASSIGNED AGREEMENTS" means, with respect to any Grantor, the agreements with any account debtor of such Grantor, including, without limitation, (a) all purchase orders given by any customer to such Grantor, (b) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (c) all rights of such Grantor to receive proceeds of any Supporting Obligations with respect to the Assigned Agreements, (d) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (e) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

      "BENEFICIARY" means Collateral Agent (including, without limitation, each Supplemental Collateral Agent) and each Lender (including, without limitation, each Issuing Lender).

      "COLLATERAL" has the meaning set forth in Section 1 hereof.

      "COLLATERAL ACCOUNTS" has the meaning set forth in Section 12 hereof.

      "COPYRIGHT REGISTRATIONS" means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

      "COPYRIGHT RIGHTS" means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the rights (but no the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and any such rights.

      "COPYRIGHTS" means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

      "COUNTERPART" means a counterpart to this Agreement entered into by a Subsidiary of Company pursuant to Section 22 hereof.

      "CREDIT AGREEMENT" has the meaning set forth in the Preliminary Statements of this Agreement.

      "EQUITY INTERESTS" means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other Equity Interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

      "EVENT OF DEFAULT" means any Event of Default as defined in the Credit Agreement.

      "GRANT" means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

      "INTELLECTUAL PROPERTY COLLATERAL" means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all

            (a) Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights;

            (b) Patents;

            (c) Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor's business symbolized by the Trademarks and associated therewith; and

            (d) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information.

      "IP SUPPLEMENT" means an IP Supplement, substantially in the form of
Exhibit V annexed hereto.

      "PATENT REGISTRATIONS" means all Patents that have been or may hereafter be issued or applied for thereon in the United States and in foreign countries, but in the case of such foreign countries only to the extent such registration in such foreign country relates to a Patent that is not registered in the United States (including, without limitation, the registrations and applications set forth on Schedule 9 annexed hereto).

      "PATENTS" means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

      "PLEDGED DEBT" means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

      "PLEDGED EQUITY" means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor, but excluding any Equity

Interests of Foreign Subsidiaries to the extent a security interest in such Equity Interests would result in material adverse Tax consequences to Borrower or any Subsidiary.

      "PLEDGED SUBSIDIARY DEBT" means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.

      "PLEDGED SUBSIDIARY EQUITY" means Pledged Equity in a Person that is, or becomes a direct Subsidiary of a Grantor.

      "PLEDGE SUPPLEMENT" means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

      "SECURED OBLIGATIONS" has the meaning set forth in Section 2 hereof.

      "SECURITIES COLLATERAL" means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.

      "TRADEMARKS" means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 8 annexed hereto).

      "TRADEMARK REGISTRATIONS" means all trademark registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 8 annexed hereto).

      "TRADEMARK RIGHTS" means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

      "UCC" means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York or when the context applies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 BORROWERS:

                                      INTERMET CORPORATION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                 OTHER BORROWERS:

                                   ALEXANDER CITY CASTING COMPANY, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   CAST-MATIC CORPORATION,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   COLUMBUS FOUNDRY, L.P.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

Security Agreement

                                   DIVERSIFIED DIEMAKERS, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   GANTON TECHNOLOGIES INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   INTERMET HOLDING COMPANY,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   INTERMET ILLINOIS, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   INTERMET INTERNATIONAL, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

Security Agreement

                                   INTERMET U.S. HOLDING, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   IRONTON IRON, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   LYNCHBURG FOUNDRY COMPANY,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   NORTHERN CASTINGS CORPORATION,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   SUDBURY, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

Security Agreement

                                   SUDM, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   TOOL PRODUCTS, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   WAGNER CASTINGS COMPANY,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

                                   WAGNER HAVANA, INC.,
                                   AS DEBTOR AND DEBTOR-IN-POSSESSION

                                      By: /s/ Alan J. Miller
                                         --------------------
                                       Name: Alan J. Miller
                                       Title: Vice President

Security Agreement

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Secured Party

                                      By: /s/ Frank Fazio
                                         --------------------
                                       Name: Frank Fazio
                                       Title: Director

Security Agreement

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT

Name                   Notice Address for each Grantor
----                   -------------------------------

                                  Schedule A-1                Security Agreement

                                   SCHEDULE B
                                       TO
                               SECURITY AGREEMENT

Inactive Domestic Subsidiary        Existing Encumbrance
----------------------------        --------------------

                                  Schedule A-2                Security Agreement

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                             Commercial Tort Claims

                                  Schedule 1-1                Security Agreement

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

                                 Filing Offices

Grantor                Filing Offices
-------                --------------

                                  Schedule 2-1                Security Agreement

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

             Office Locations, Type and Jurisdiction of Organization

NAME OF        TYPE OF         OFFICE       JURISDICTION OF   ORGANIZATION
GRANTOR     ORGANIZATION    LOCATIONS(1)     ORGANIZATION        NUMBER
-------     ------------    ------------    ---------------   ------------

----------
(1) List principal place of business, chief executive office and office where records regarding Accounts, Intellectual Property and Chattel Paper are kept.

                                  Schedule 3-1                Security Agreement

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT

                      Locations of Equipment and Inventory

NAME OF GRANTOR            LOCATIONS OF EQUIPMENT AND INVENTORY
---------------            ------------------------------------

                                  Schedule 4-1                Security Agreement

                                   SCHEDULE 5
                                       TO
                               SECURITY AGREEMENT

                                   Other Names

NAME OF GRANTOR       OTHER NAMES
---------------       -----------

                                  Schedule 5-1                Security Agreement

                                   SCHEDULE 6
                                       TO
                               SECURITY AGREEMENT

                  CLASS                                                      PERCENTAGE OF
                    OF          EQUITY          PAR         AMOUNT OF         OUTSTANDING
EQUITY ISSUER     EQUITY    CERTIFICATE NOS.   VALUE    EQUITY INTERESTS    EQUITY PLEDGED
-------------     ------    ----------------   -----    ----------------    --------------

-------------     ------    ----------------   -----    ----------------    --------------

-------------     ------    ----------------   -----    ----------------    --------------

-------------     ------    ----------------   -----    ----------------    --------------

                                  Schedule 6-1                Security Agreement

                                   SCHEDULE 7
                                       TO
                               SECURITY AGREEMENT

                  AMOUNT OF
DEBT ISSUER     INDEBTEDNESS
-----------     ------------

-----------     ------------

-----------     ------------

-----------     ------------

                                  Schedule 7-1                Security Agreement

                                   SCHEDULE 8
                                       TO
                               SECURITY AGREEMENT

U.S. Trademarks:

                     Trademark    Registration     Registration
Registered Owner    Description      Number             Date
----------------    -----------   ------------     ------------

Foreign Trademarks:

                     Trademark    Registration     Registration
Registered Owner    Description      Number             Date
----------------    -----------   ------------     ------------

                                  Schedule 8-1                Security Agreement

                                   SCHEDULE 9
                                       TO
                               SECURITY AGREEMENT

U.S. Patents Issued:

Patent No.       Issue Date     Title      Inventor(s)
----------       ----------     -----      -----------

U.S. Patents Pending:

Date      Application
Filed        Number       Title     Inventor(s)
-----        ------       -----     -----------

Foreign Patents Issued:

Country     Patent No.    Issue Date    Title      Inventor(s)
-------     ----------    ----------    -----      -----------

Foreign Patents Pending:

          Applicant's    Date   Application
Country      Name       Filed     Number      Title    Inventor(s)
-------      ----       -----     ------      -----    -----------

                                  Schedule 9-1                Security Agreement

                                   SCHEDULE 10
                                       TO
                               SECURITY AGREEMENT

U.S. Copyright Registrations:

Title    Registration No.    Date of Issue    Registered Owner
-----    ----------------    -------------    ----------------

Foreign Copyright Registrations:

Country   Title   Registration No.  Date of Issue
-------   -----   ----------------  -------------

Pending U.S. Copyright Registration Applications:

Title    Appl. No.      Date of Application      Copyright Claimant
-----    ---------      -------------------      ------------------

Pending Foreign Copyright Registration Applications:

Country      Title     Appl. No.      Date of Application
-------      -----     ---------      -------------------

                                  Schedule 10-1               Security Agreement

                                   SCHEDULE 11
                                       TO
                               SECURITY AGREEMENT

            Deposit Accounts, Securities Accounts, Commodity Accounts

                      Depository Bank or       Address of Depository Bank
Type of Account    Securities Intermediary     or Securities Intermediary       Account Number
---------------    -----------------------     --------------------------       --------------

                                  Schedule 11-1               Security Agreement

                                   SCHEDULE 12
                                       TO
                               SECURITY AGREEMENT

                                  Chattel Paper

                                  Schedule 12-1               Security Agreement

                                   SCHEDULE 13
                                       TO
                               SECURITY AGREEMENT

                             Letter-of-Credit Rights

                                  Schedule 13-1               Security Agreement

                                   SCHEDULE 14
                                       TO
                               SECURITY AGREEMENT

                                    Documents

                                 Schedule 14-1                Security Agreement

                                   SCHEDULE 15
                                       TO
                               SECURITY AGREEMENT

                                 Motor Vehicles

                         Jurisdiction
Model     Model Year    of Registration    VIN
-----     ----------    ---------------    ---

                                 Schedule 15-1                Security Agreement

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST

            WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

            WHEREAS, INTERMET CORPORATION, a Georgia corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into a Debtor-in-Possession Credit Agreement dated as of October 22, 2004 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions listed on the signatures pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Lenders (in such capacity, "SECURED PARTY") pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

            [Insert if Grantor is a Subsidiary Guarantor] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 22, 2004 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement and the other Loan Documents; and

            WHEREAS, pursuant to the terms of a Security Agreement dated as of October 22, 2004 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Trademark Collateral;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter

                                            Grant of Trademark Security Interest
                                                           to Security Agreement
existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified on Schedule A annexed hereto) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith; and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page is intentionally left blank.]

                                            Grant of Trademark Security Interest
                                                           to Security Agreement

            IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

                                                 [NAME OF GRANTOR]

                                                          By: __________________
                                                          Name: ________________
                                                          Title: _______________

                                            Grant of Trademark Security Interest
                                                           to Security Agreement

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

          Trademark    Registration/    Registration/
Owner    Description   Appl. Number      Appl. Date
-----    -----------   ------------      ----------

                                            Grant of Trademark Security Interest
                                                           to Security Agreement

                                      I-A-1

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST

            WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

            WHEREAS, INTERMET CORPORATION, a Georgia corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into a Debtor-in-Possession Credit Agreement dated as of October 22, 2004 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions listed on the signatures pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Lenders (in such capacity, "SECURED PARTY") pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

            [Insert if Grantor is a Subsidiary Guarantor] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 22, 2004 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement and the other Loan Documents; and]

            WHEREAS, pursuant to the terms of a Security Agreement dated as of October 22, 2004 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Patent Collateral;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter

                                            Grant of Trademark Security Interest
                                                           to Security Agreement
existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

            (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

            (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                                            Grant of Trademark Security Interest
                                                           to Security Agreement

            IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.

                                                       [NAME OF GRANTOR]

                                                          By: __________________
                                                          Name: ________________
                                                          Title: _______________

                                            Grant of Trademark Security Interest
                                                           to Security Agreement

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST

Patents Issued:

Patent No.    Issue Date   Invention   Inventor(s)
----------    ----------   ---------   -----------

Patents Pending:

Applicant's      Date     Application
   Name         Filed        Number       Invention   Inventor(s)
   ----         -----        ------       ---------   -----------

                                               Grant of Patent Security Interest
                                                           to Security Agreement

                                     II-A-1

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST

            WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

            WHEREAS, INTERMET CORPORATION, a Georgia corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into a Debtor-in-Possession Credit Agreement dated as of October 22, 2004 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions listed on the signatures pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Lenders (in such capacity, "SECURED PARTY") pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

            [Insert if Grantor is a Subsidiary Guarantor] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 22, 2004 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement and the other Loan Documents; and

            WHEREAS, pursuant to the terms of a Security Agreement dated as of October 22, 2004 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Copyright Collateral;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter

                                            Grant of Copyright Security Interest
                                                           to Security Agreement

                                      III-1
existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

            (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

            (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                            Grant of Copyright Security Interest
                                                           to Security Agreement

                                      III-2

            [The remainder of the page is intentionally left blank.]

                                            Grant of Copyright Security Interest
                                                           to Security Agreement

                                      III-3

            IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                                    [NAME OF GRANTOR]

                                                       By: _____________________
                                                       Name: ___________________
                                                       Title: __________________

                                            Grant of Copyright Security Interest
                                                           to Security Agreement

                                      III-4

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title        Registration No.        Date of Issue       Registered Owner
-----        ----------------        -------------       ----------------

Foreign Copyright Registrations:

Country           Title             Registration No.       Date of Issue
-------           -----             ----------------       -------------

Pending U.S. Copyright Registration Applications:

Title          Appl. No.         Date of Application    Copyright Claimant
-----          ---------         -------------------    ------------------

Pending Foreign Copyright Registration Applications:

Country           Title                Appl. No.        Date of Application
-------           -----                ---------        -------------------

                                  III-A-1   Grant of Copyright Security Interest
                                                           to Security Agreement

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

            This Pledge Supplement, dated as of __________________, is delivered pursuant to the Security Agreement, dated as of October 22, 2004, between ____________________, a _______________ ("GRANTOR"), the other Grantors named therein, and Deutsche Bank Trust Company Americas, as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

            Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

            IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of
_______________.

                                          [GRANTOR]

                                             By: ____________________
                                             Name: __________________
                                             Title: _________________

                                    IV-1                       Pledge Supplement
                                                           to Security Agreement

                                   SCHEDULE A
                                       TO
                                PLEDGE SUPPLEMENT

                                     IV-A-1                    Pledge Supplement
                                                           to Security Agreement

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                                  IP SUPPLEMENT

            This IP SUPPLEMENT, dated as of _______, is delivered pursuant to and supplements (i) the Security Agreement, dated as of October 22, 2004 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"), among Intermet Corporation, [Insert Name of Grantor] ("GRANTOR"), the other grantors named therein, and Deutsche Bank Trust Company Americas, as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of ___________, _____ (the "GRANT") executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

            Grantor grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

            IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                         [GRANTOR]

                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________

                                      V-1                          IP Supplement
                                                           to Security Agreement

                                                                   EXHIBIT VI TO
                                                              SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

            COUNTERPART (this "COUNTERPART"), dated as of _______, is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of October 22, 2004 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Intermet Corporation, the other Grantors named therein, and Deutsche Bank Trust Company Americas, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. [Without limiting the generality of the foregoing, the undersigned hereby [For new Subsidiary Borrowers only: agrees that it hereby becomes a party to the Security Agreement as a Grantor, and hereafter has the rights and obligations of a Borrower thereunder and is bound by all of the provisions thereof as fully as if the undersigned were one of the original parties thereto.][:

            **Paragraphs (i)-(v) for new Subsidiary Guarantors only**

            (i) agrees that all Collateral of the undersigned, including the items of property described on the Schedules attached hereto, shall become part of the Collateral and shall secure all Secured Obligations, and hereby grants to the Secured Party for the benefit of the Lenders a continuing security interest in all such Collateral of the undersigned;

            (ii) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement;(1)

            (iii) agrees that it hereby becomes a party to the Security Agreement as a Grantor and hereafter has the rights and obligations of a Subsidiary Guarantor thereunder and is bound by all of the provisions thereof as fully as if the undersigned were one of the original parties thereto;

            (iv) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned; and

            (v) agrees that the address and facsimile number of the undersigned for notice purposes pursuant to Section 24 of the Security Agreement shall be initially as set forth below.

----------
(1) The Schedules to the Counterpart should include copies of all Schedules that identify Collateral to be granted by the Subsidiary Guarantor.

Security Agreement

                                      [NAME OF ADDITIONAL GRANTOR]

                                          By: _____________________
                                          Name: ___________________
                                          Title: __________________

                                      Notice Address:

                                       S-1